Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:
441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                      09/21/98

Investor Certificateholder Floating Allocation            95.35%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                   14,813,158.69
     Aggregate Amount of  Interest Collections      3,188,324.07
     Aggregate Amount of  Principal Collections    11,624,834.62

Int. Collections Alloc. to Investor                 3,039,976.70
Class A Principal Collections                      10,953,848.21
Seller Interest Collections                           148,347.37
Seller Principal Collections                          670,986.41

Weighted Average Loan Rate                                13.71%
Net Loan Rate                                             12.71%

Weighted Average Maximum Loan Rate                        18.90%

Class A-1 Certificate Rate                               5.8984%
Maximum Investor Certificate Rate                       12.9500%
Class A-1 Certificate Interest Distributed          1,326,912.93
Class A-1 Investor Certificate Interest Shortfall           0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00









Maximum Principal Dist. Amount (MPDA)              11,380,713.09
Alternative Principal Dist. Amount (APDA)          10,953,848.21
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)    10,953,848.21

Principal  allocable to Class A-1                  10,953,848.21

SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00


Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         462,732.83
Amount


Cumulative Investor Liquidation Loss Amount           462,732.83

Total Principal allocable to A-1                   11,416,581.04


Beginning Class A-1 Certificate Principal Balance 253,079,974.13

Ending Class A-1 Certificate Principal Balance    241,663,393.09




Pool Factor (PF)                                       0.3789847

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      09/21/98

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                            213,611.12
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount            462,732.83
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            268,842,116.16
Ending Pool Balance                               257,400,137.80
Beginning Invested Amount                         256,333,343.13
Ending Invested Amount                            244,916,762.09
Beginning Seller Principal Balance                 12,508,773.03
Ending Seller Principal Balance                    12,483,375.71
Additional Balances                                   670,986.41

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase           0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans               0.00
Purchased in Period
Principal Collections to purchase Additional                0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                      0.00
Ending Pre-Funding Account Balance                          0.00
Pre-Funding Earnings                                        0.00

Beginning Capitalized Interest Account                      0.00
Capital Interest Requirement (Transferred to                0.00
Collection Account)
Ending Capitalized Interest Account                         0.00

Beginning Spread Account Balance                    6,506,737.00
Ending Spread Account Balance                       6,506,737.00

Beginning Seller Interest                                4.6528%
Ending Seller's Interest                                 4.8498%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                         159
     Trust Balance                                  5,318,412.25
   90+ days (Del Stat 3+)
     No. of Accounts                                         404
     Trust Balance                                 13,832,421.75
   270+ days (Del Stat 9+)
     No. of Accounts                                         215
     Trust Balance                                  7,575,285.92
   REO
     No. of Accounts                                          58
     Trust Balance                                  2,313,890.53

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business Days             No
of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw Amounts               No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      09/21/98

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants             No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          819,333.78
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  5.21%


Total  Available Funds
     Aggregate Amount of Collections               14,813,158.69
     Deposit for principal not used to purchase             0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account           0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                         14,813,158.69


Application of Available Funds
     Servicing Fee                                    213,611.12
     Prinicpal and Interest to Class A-1           12,743,493.97

     Seller's portion of Principal and Interest       819,333.78
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                1,036,719.82
     Total                                         14,813,158.69



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      09/21/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           95.3472%
Percentage
Class A Certificateholder Fixed Allocation              97.9000%
Percentage

Beginning Class A-1 Certificate Balance           253,079,974.13


Class A-1 Certificate Rate                             5.898440%

Class A-1 Certificate Interest Distributed              2.080910

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed            17.903869

   Maximum Principal Distribution Amount               17.847620
   Scheduled Principal  Distribution Amount            17.178196
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.725673
Distributed

Total Amount Distributed to Certificateholders         19.259105

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              241,663,393.09


Class A-1 Factor                                       0.3789847

Pool Factor (PF)                                       0.3789847

Unreimbursed Liquidation Loss Amount                       $0.00
Accrued Interest on Unreimbursed Liquidation Loss          $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                  $0.00
Liquidation Loss Amount

Class A Servicing Fee                                 213,611.12

Beginning Invested Amount                         256,333,343.13
Ending Invested Amount                            244,916,762.09
Beginning Pool Balance                            268,842,116.16
Ending Pool Balance                               257,400,137.80

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      09/21/98

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         159
     Trust Balance                                  5,318,412.25

   90+ days (Del Stat 3+)
     No. of Accounts                                         404
     Trust Balance                                 13,832,421.75

   REO
     No. of Accounts                                          58
     Trust Balance                                  2,313,890.53

Aggregate Liquidation Loss Amount for Liquidated      485,313.66
Loans

Class A-1 Certificate Rate for Next Distribution   To be updated
Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00

Pre-Funded Amount (Ending)                                  0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                           0
     Trust Balance                                          0.00

Capitalized Interest Account (Ending)                       0.00

Earnings on the Pre-Funding Account                         0.00